Exhibit 10.11

Exclusive Call Option Agreement

This Exclusive Call Option Agreement (hereinafter referred to as the “Agreement”) was signed by the following Parties in Shanghai, the People’s Republic of China (hereinafter referred to as “China”) on February 24, 2021:

(1) Shanghai Haluo Corporate Development Co., Ltd.. The registered address is: Room 236, 14th Floor, Building 2, No. 588, Zixing Road, Minhang District, Shanghai, China (“Party A”);

(2) The enterprises listed in Annex I of this Agreement (individually or collectively referred to as “Party B”);

(3) Haluo Inclusive Technology Co., Ltd. (formerly known as Jiangsu Youon Low-Carbon Technology Co., Ltd.). The registered address is: Building E, Xinlong Lake Water Street, No. 5, Chongyi South Road, Xinqiao Town, Xinbei District, Changzhou City, Jiangsu Province, China (“Party C”).

In this Agreement, Party A, Party B and Party C are individually referred to as “Party” and collectively referred to as “Parties”.

In view of the fact that:

(1) Party B is all registered shareholders of Party C. On the date of signing this Agreement, Party B holds 100% of Party C’s equity, which represents the Registered Capital of RMB 42,999,849 of Party C. The shareholding status of each shareholder of Party B to Party C is as listed in Annex II of this Agreement.

(2) Party B intends to transfer all Party C’s equity held by him to Party A without violating Chinese Laws, and Party A intends to accept such transfers.

(3) Party C intends to transfer its assets to Party A without violating Chinese Laws, and Party A intends to accept such transfers.

(4) In order to realize the above-mentioned transfer of equity or assets, Party B and Party C agree to grant to Party A an irrevocable Equity Transfer Option (hereinafter referred to as “Conversion Option”) and an Asset Purchase Option exclusively in accordance with the terms and conditions agreed in this Agreement. According to the Conversion Options and Asset Purchase Options, subject to Chinese Laws, Party B and Party C shall transfer Option Equity or Company Assets (as defined below) to Party A and/or any other entity or individual designated by Party A in accordance with the provisions of this Agreement in accordance with the requirements of Party A.

(5) Party C agrees that Party B shall grant Party A a Conversion Option in accordance with the terms of this Agreement.

(6) The Parties to this Agreement signed an Exclusive Call Option Agreement (the “Original Agreement”) on the above matters on December 2, 2019.

Therefore, the Agreement reached by the Parties after consensus is as follows:

Article 1: Definition

1.1 Unless otherwise explained based on the context, the following terms in this Agreement have the following meanings:

“Founding Shareholder”: has the meaning given in Annex I of this Agreement.

“Chinese Laws”: refers to the laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding normative documents of the People’s Republic of China that are effective at that time.

“Option Equity”: As far as Party B is concerned, Option Equity refers to all current and future equity held by Party B in the Company Registered Capital (defined below).

“Asset Purchase Option”: refers to the option granted by Party C to Party A to purchase any Company Assets in accordance with the terms and conditions of this Agreement.

“Company Registered Capital”: refers to the Registered Capital of Party C of RMB 42,999,849 on the date of signing of this Agreement, and also includes the enlarged or reduced Registered Capital formed during the validity period of this Agreement due to any increase or decrease in capital.

“Conversion Option”: has the meaning given by the terms of this Agreement.

“Transfer of Equity”: means when Party A is exercising its Conversion Option (hereinafter referred to as “Exercise”) in accordance with the provisions of Article 3.2 of this Agreement, Party A has the right to request Party B to transfer the equity of Party C to it or its designated entity or individual. The amount can be all or part of the Option Equity, and the specific amount shall be freely determined by Party A in accordance with the provisions of the Chinese Laws at that time and its own commercial considerations.

“Transfer of Assets”: means when Party A is exercising its Asset Purchase Option, according to Article 3 of this Agreement, Party A has the right to require Party C to transfer Company Assets to it or its designated entities or individuals. The assets to be transferred can be all or part of the Company Assets, and the specific amount shall be freely determined by Party A in accordance with the provisions of the Chinese Laws at that time and its own commercial considerations.

“Transfer Price”: refers to all the consideration that Party A or its designated entity or individual needs to pay to Party B or Party C in order to obtain the Transfer of Equity or Transfer of Assets.

“Business License”: refers to any approval, permit, filing, registration, etc. that Party C must hold in order to operate its business legally and effectively, including but not limited to the Business License and other relevant permits and licenses required by Chinese Laws at that time.

“Company Assets”: refers to all the tangible and intangible assets that Party C owns or has the right to use during the validity period of this Agreement, including but not limited to any real property, movable property, and other intellectual property rights such as trademarks, copyrights, patents, know-how, domain names, and software use rights.

“Major Agreement”: refers to an agreement in which Party C is a party to the agreement and has a significant impact on the business or assets of Party C, including but not limited to the Exclusive Business Cooperation Agreement signed by Party C and Party A, and other agreements concerning the business of Party C.

“Upper Limit of Shareholding Ratio”: has the meaning given in Article 3.2 of this Agreement.

“Exercise Notice”: has the meaning given in Article 3.6 of this Agreement.

“Confidential Information”: has the meaning given in Article 8.1 of this Agreement.

“Default Party”: has the meaning given in Article 11.1 of this Agreement.

“Breach of Contract”: has the meaning given in Article 11.1 of this Agreement.

“The Right of the Party”: has the meaning given in Article 12.5 of this Agreement.

“Investor Shareholder”: has the meaning given in Annex I of this Agreement.

1.2 The invocation of any of Chinese Laws in this Agreement shall be deemed as:

(1) The amendments, changes, additions and re-enactments of these Chinese Laws are also cited, regardless of the effective time before or after the conclusion of this Agreement;

(2) Other decisions, notices and regulations made in accordance with its provisions or valid due to those which are also cited.

1.3 Unless the context of this Agreement indicates otherwise, the terms, clauses, items, and paragraphs in this Agreement refer to the corresponding content in this Agreement.

Article 2: Grant of Conversion Options and Asset Purchase Options

2.1 Party B hereby agrees to exclusively grant Party A or its designated entity or individual a Conversion Option irrevocably and without any additional conditions. According to these Conversion Options, Party A has the right to request Party B to transfer part or all of the Option Equity to Party A or its designated entity or individual in the manner permitted by Chinese Laws. Party A also agreed to accept such Conversion Option. Party B hereby waives its right of first refusal to purchase the equity of Party C under the articles of association of Party C and the Chinese Laws, and Party B hereby irrevocably agrees to any transfer of Option Equity to Party A or its designated entity or individual.

2.2 Party C hereby agrees that Party B shall grant Party A such Conversion Options in accordance with the above Article 2.1 and other provisions of this Agreement.

2.3 Party C hereby agrees to grant the Asset Purchase Option to Party A irrevocably and without any additional conditions. According to these Asset Purchase Options, Party A has the right to request Party C to transfer all or part of the Company Assets to Party A or its designated entities or individuals in accordance with the conditions and terms of this Agreement, as permitted by Chinese Laws. Party A also agreed to accept these Asset Purchase Options.

2.4 Party B hereby separately and jointly agrees that Party C shall grant the Asset Purchase Option to Party A in accordance with Article 2.3 above and other provisions of this Agreement.

Article 3: Exercising Means

3.1 Under the conditions permitted by Chinese Laws, Party A has absolute discretion to determine the specific time, method and frequency of its Exercise.

3.2 If the Chinese Laws at that time allows Party A and/or other entities or individuals designated by it to hold all equities of Party C, Party A has the right to choose to exercise all its Conversion Options at one time or in installments, and Party B will transfer all of the Option Equity in one time or in installments to Party A and/or other entities or individuals designated by it. If the Chinese Laws at that time only allows Party A and/or other entities or individuals designated by it to hold part equities of Party C, Party A has the right to determine the amount of equity to be transferred within the scope not exceeding the Upper Limit of Shareholding Ratio stipulated by Chinese Laws at that time, and Party B shall transfer such amount of equity to Party A and/or other entities or individuals designated by it. In the latter case, Party A has the right to gradually liberalize the Upper Limit of Shareholding Ratio permitted by Chinese Laws and exercise its Conversion Options in stages in order to finally obtain all the Option Equity.

3.3 With regard to Conversion Options, Party A has the right to arbitrarily specify the amount of equity that Party B should transfer to Party A and/or other entities or individuals designated by Party A during each Exercise. Party B shall transfer the equity to Party A and/or other entities or individuals designated by Party A in the amount required by Party A. Party A and/or other entities or individuals designated by it shall pay the Transfer Price to Party B who has transferred the Transfer of Equity in each Exercise. Party A has the right to offset the Transfer Price with its claims against Party B (including but not limited to borrowings). In spite of the above agreement, in order to avoid any doubt, before Party A purchases all the Option Equity held by the Founding Shareholder, Party A shall not purchase the Option Equity held by the investor shareholders. In addition, Party A shall simultaneously purchase the Option Equity held by each investor shareholder in accordance with the relative shareholding ratio of each investor shareholder.

3.4 With regard to Asset Purchase Options, Party A has the right to determine the specific Company Assets that Party C should transfer to Party A and/or other entities or individuals designated by Party A during each Exercise. Party C shall transfer assets to Party A and/or other entities or individuals designated by Party A at the request of Party A. Party A and/or other entities or individuals designated by it shall pay Party C the Transfer Price for the Transfer of Assets transferred in each Exercise.

3.5 In each Exercise, Party A can accept the Transfer of Equity or Transfer of Assets by itself, or appoint any third party to transfer all or part of the Transfer of Equity or Transfer of Assets.

3.6 Each time after Party A decides to exercise, Party A shall issue to Party B or Party C a notice of Exercise of Conversion Option or notice of Exercise of Asset Purchase Option (hereinafter referred to as “Exercise Notice”, which shall have the format shown in Annex III and Annex IV of this Agreement). Upon receipt of the Exercise Notice, Party B or Party C shall immediately transfer the Transfer of Equity or Transfer of Assets to Party A and/or other entities or individuals designated by it in accordance with the Exercise Notice in accordance with Article 3.3 or 3.4 of this Agreement.

3.7 The Founding Shareholder hereby jointly undertake and make the following guarantees, that is, once Party A issues an Exercise Notice, the Founding Shareholder shall promptly urge Party C to convene the Board of Directors to pass board resolutions on Transfer of Equity or Transfer of Assets(as the case may be), and ensure that the directors appointed by the Founding Shareholder approve such matters, cooperate with other existing shareholders of Party C to sign a Confirmation Letter (in terms of the Transfer of Equity) waiving the right of first refusal and to take all other necessary actions, and transfer all the equities or all the assets required by the Exercise Notice to Party A and/or other entities or individuals designated by it at the Transfer Price.

3.8 Party B hereby separately and non-jointly promises and guarantees that once Party A issues an Exercise Notice:

(1) Its appointed directors (if any) shall approve the Transfer of Equity or Transfer of Assets (as the case may be) on the Board of Directors, immediately sign an Transfer of Equity Agreement with Party A and/or other entities or individuals designated by it in accordance with the provisions of this Agreement and the Exercise Notice, and transfer all the Transfer of Equity required in the Exercise Notice to Party A and/or other entities or individuals designated by it at the Transfer Price;

(2) It shall provide Party A with necessary support (including providing and signing all relevant legal documents, fulfilling all government approvals and registration procedures such as industrial and commercial change registration, and undertaking all related obligations) in accordance with Party A’s specific requirements and the provisions of laws and regulations, so that Party A and/or other entities or individuals designated by it can obtain all the Transfer of Equity without any legal defects and without any security rights, third-party restrictions or any other restrictions on equity;

(3) It shall sign all further documents or take all further actions, which shall make Party A and/or other entities or individuals designated by it, become the legal beneficial owner of the Transfer of Equity without any encumbrances, as reasonably requested by the Party A from time to time;

(4) If the Transfer Price obtained by Party B, for the Transfer of Equity held by it, is higher than RMB 1.00, or if it receives any form of profit distribution, dividends, or bonuses from Party C (including any consideration obtained by Party B for the sale of its assets by Party C), Party B agrees that Party A has the right to obtain the after-tax income of this part under the premise of not violating the Chinese Laws. Party B shall instruct the relevant transferee or Party C to pay this part of the proceeds to the bank account designated by Party A at that time.

3.9 Party C hereby promises and guarantees that once Party A issues an Exercise Notice:

(1) It shall immediately convene a board meeting and pass board resolutions, and take all other necessary actions to agree to the transfer of all Transfer of Assets by Party C to Party A and/or other entities or individuals designated by it at the Transfer Price;

(2) It shall immediately sign an Asset Transfer Agreement with Party A and/or other entities or individuals designated by Party A to transfer all Transfer of Assets to Party A and/or other entities or individuals designated by Party A at the Transfer Price. In addition, Party C needs to urge Party B to provide necessary support (including providing and signing all relevant legal documents, fulfilling all government approvals and registration procedures, and undertaking all related obligations) to Party A in accordance with Party A’s requirements and the provisions of laws and regulations so that Party A and/or other entities or individuals designated by it can obtain all the Transfer of Assets. There should be no legal flaws in the Transfer of Assets and no security rights, third-party restrictions or any other restrictions on the Company Assets.

Article 4: Transfer Price

4.1 As far as Conversion Options are concerned, whenever Party A exercises its rights, the entire Transfer Price that Party A or its designated entity or individual should pay to Party B is RMB 1.00, or the lowest price allowed by Chinese Laws agreed by the Parties will be used as the Transfer Price. When Party A or its designated entity or individual exercises the Conversion Option to purchase part of the Option Equity held by Party B in Party C, the Transfer Price shall be calculated proportionally. Party B promises and agrees that it has received other corresponding compensation from Party A and its related Parties, and therefore shall return the received Transfer Price and any other compensation in full within ten (10) working days after obtaining the Transfer Price to Party A or its designated entities or individuals. After receiving all approvals, registrations or filings related to the current Transfer of Equity and the ownership documents of the current Transfer of Equity, which are satisfied by Party A or its designated entities or individuals, Party A or its designated entity or individual shall pay the Transfer Price in cash to Party B who is making the transfer.

4.2 As far as Asset Purchase Options are concerned, whenever Party A exercises its rights, Party A or its designated entity or individual shall pay Party C the net book value of the relevant Transfer of Assets. If the minimum price allowed by Chinese Laws at that time is higher than the aforementioned net book value, the minimum price allowed by Chinese Laws shall prevail.

Article 5: Declaration and Guarantee

5.1 The Founding Shareholders and Party C hereby separately and jointly make the following declarations and guarantees, and these declarations and guarantees shall continue to be valid, just as they made when they transferred the Option Equity they held.

5.1.1 The Founding Shareholder is a sole proprietorship or partnership that is legally established and validly existing. It has complete and independent legal status and legal ability to sign, deliver and perform this Agreement, and can independently act as a party to the litigation subject.

5.1.2 (1) Party C is a limited liability company duly registered and legally existing in accordance with Chinese Laws. It has independent legal personality, and it has the right and legal authorization of the company to own or hold, lease and operate its assets and to operate its business now and in the past; (2) Party C has been issued and possessed all licenses necessary for business operations, and all such licenses have full legal effect. As far as the Founding Shareholder and Party C know, there are no administrative or criminal proceedings that may be resolved, pending, or may be instituted that may cancel or restrict any license; (3) Party C has been operating in accordance with the law since its establishment. Party C does not have any violation or possible violation of the regulations and requirements of industry and commerce, taxation, quality and technical supervision, labor and social security, and other government departments, and there is no Dispute about breach of any contract; (4) Party C does not have the option to issue any other equity to any other person or assume any other obligations for issuing equity; (5) Party C has complete and independent legal status and legal capacity to sign, deliver and perform this Agreement, and can independently act as a party to the litigation subject.

5.1.3 It has the full power and authorization to sign and deliver this Agreement and all other documents that it will sign related to the transactions described in this Agreement. It has full power and authorization to complete the transactions described in this Agreement.

5.1.4 This Agreement is legally and appropriately signed and delivered by the Founding Shareholder and Party C. This Agreement constitutes a legal and binding obligation to the Founding Shareholder and Party C, and can be enforced against them in accordance with the terms of this Agreement.

5.1.5 The Founding Shareholder is the registered legal holder of the Option Equity held by it when this Agreement comes into effect. In addition to this Agreement, the Equity Interest Pledge Agreement signed with Party A and Party C, the equity pledge that has been disclosed to the pledgee, and the rights set by the Power of Attorney Agreement signed with Party A and Party C, there are no liens, pledges, claims, other security rights and third-party rights in the options and shares it holds. According to this Agreement, after the Exercise, Party A and/or other entities or individuals designated by it can obtain good ownership of the Transfer of Equity without any lien, pledge, claim, other security rights or third-party rights.

5.1.6 The signing and delivery of this Agreement, the completion of the proposed transaction, or the performance and compliance of its terms and conditions will not: (1) violate any laws or regulations that are binding on the Founding Shareholder or Party C, or any judicial or administrative orders, rulings, judgments or decree; (2) conflict with the terms, conditions or regulations of the organization documents of Party C; or (3) lead to a breach of any agreement, contract, document, or undertaking to which the Founding Shareholder or Party C is a party or binding on the Founding Shareholder or Party C, or constitutes a breach of contract under such terms.

5.1.7 Except for the mortgage or pledge of some assets of some subsidiaries of Party C, Party C and its subsidiaries do not have any liens, mortgages, claims, other security rights and third-party rights. According to this Agreement, in addition to the asset mortgage and pledge agreed in this paragraph, after Exercise, Party A and/or other entities or individuals designated by it can obtain good ownership of the assets of Party C and its subsidiaries without any liens, mortgages, claims and other security rights or third-party rights.

5.2 The investor shareholders hereby make the following declarations and guarantees separately but not jointly, and these declarations and guarantees shall continue to be valid, just as being made when they transferred the option shares they held.

5.2.1 The investor shareholders are limited liability companies that are legally established and exist effectively. They have complete and independent legal status and legal capacity to sign, deliver and perform this Agreement, and they can independently act as a party to the litigation subject.

5.2.2 They have the full power and authorization to sign and deliver this Agreement and all other documents to be signed related to the transactions described in this Agreement. They have full power and authorization to complete the transactions described in this Agreement.

5.2.3 This Agreement is legally and appropriately signed and delivered by the investor shareholders. This Agreement constitutes a legal and binding obligation to the investor shareholders, and enforcement measures can be taken against it in accordance with the terms of this Agreement.

5.2.4 When this Agreement comes into effect, the investor shareholders are the registered legal holders of the Option Equity they hold. In addition to the rights set forth in this Agreement, the Equity Interest Pledge Agreement signed with Party A and Party C, and the Power of Attorney Agreement signed with Party A and Party C, there are no liens, pledges, claims, other security real rights and third-party rights in the options and shares held by them.

5.2.5 The signing and delivery of this Agreement, the completion of the proposed transaction, or the performance and compliance of its terms and conditions will not: (1) violate any laws or regulations that are binding on the investor shareholders, or any judicial or administrative orders, rulings, judgments or decree; (2) lead to a breach of any agreement, contract, document, or undertaking to which the investor shareholder is a party or binding on the investor shareholder, or constitutes a breach of contract under such terms.

Article 6: Promise of Party B

In addition to promising to urge Party C to fulfill its commitments made in Article 7 of this Agreement, the Founding Shareholder separately and jointly, or the investor shareholders separately and not jointly make the following commitments (as the case may be):

6.1 During the validity period of this Agreement, the Founding Shareholders promise that they must take all necessary measures to ensure that Party C can obtain all the Business Licenses needed to operate its business in a timely manner, and that all Business Licenses maintain continuous validity at all times.

6.2 Without the prior written consent of Party A, during the validity period of this Agreement:

6.2.1 Party B shall not transfer or dispose of any Option Equity held by it in any other way, and Party B shall not place any security rights, encumbrances or other third-party rights on any Option Equity held by it;

6.2.2 Party B shall not increase or decrease the Registered Capital of Party C, or change the structure of the Registered Capital of Party C in other ways;

6.2.3 Party B shall not arbitrarily dispose of or urge the management of Party C to arbitrarily dispose of any asset of the company (except in the normal course of business operations); or Party B shall not place any security rights, encumbrances or other third-party rights on such assets;

6.2.4 Except for contracts signed in the normal course of business, Party B shall not terminate or cause the management of Party C to terminate any Major Agreement signed by Party C, or sign any other agreements that conflict with existing Major Agreements, or sign any Major Agreement newly. (For the purposes of this paragraph, if the value of an agreement exceeds RMB [100,000], it shall be regarded as a Major Agreement);

6.2.5 Party B shall not appoint or remove any directors, supervisors or other management personnel of Party C who should be appointed or removed by the Founding Shareholder;

6.2.6 Party B shall not announce distribution or actually distribute any distributable profits, bonuses, or dividends;

6.2.7 Party B ensures that Party C can exist effectively and will not be terminated, liquidated or dissolved;

6.2.8 Party B shall not conclude or implement a merger or alliance between Party C and any person, or acquire any person or invest in any person;

6.2.9 Party B shall not modify the articles of association of Party C;

6.2.10 Party B shall ensure that Party C shall not lend or borrow loans, or provide guarantees or other forms of guarantees, or undertake any substantive obligations or debts outside of normal business activities.

6.3 During the validity of this Agreement, the Founding Shareholders must do their utmost to develop the business of Party C and guarantee the legal and compliant operations of Party C. In addition, the Founding Shareholder will not act or not act, so as to damage the Company Assets, goodwill or affect the validity of the Business Licenses of Party C.

6.4 For any additional equity of Party C purchased by Party B from time to time, Party B shall grant Party A or its designated entity or individual a Conversion Option in accordance with the provisions of Article 2.1.

6.5 During the validity of this Agreement, upon request of Party A, the Founding Shareholder shall provide Party A with all the information related to the business and financial status of Party C.

6.6 Party B shall not require Party C to make dividends or other forms of profit distribution on the equity of Party C it owns; it shall not raise relevant shareholder meeting resolutions and other matters; shall not vote for such shareholder meeting resolutions. In any case, if Party B receives any income, profit distribution, or dividends from Party C, to the extent permitted by Chinese Laws, Party B shall immediately pay or transfer such profits, profit distributions, and dividends to Party A or a party designated by Party A for the benefit of Party C, and take it as the service fee that Party C should pay to Party A under the Exclusive Business Cooperation Agreement.

6.7 All proceeds from the transfer or sale of Party C’s equity with the prior written consent of Party A shall first be used to pay Party A the service fee agreed under the Exclusive Business Cooperation Agreement, and the remaining amount needs to be paid to Party A in full. If Chinese Laws prohibits such payment, Party B shall make payment to Party A or a party designated by Party A in a manner permitted by Chinese Laws.

6.8 With the prior written consent of Party A, Party B shall endeavor to urge Party C to pay Party A the full amount of the money received by Party C after the transfer or sale of its assets in accordance with Article 6.8 of this Agreement.

6.9 Party B shall immediately notify Party A of any litigation, arbitration or administrative procedure concerning the equity of Party C that will occur or may occur.

Article 7: Promise of Party C

Party C shall, and the Founding Shareholders shall also instruct Party C to do the following:

7.1 If the signing and performance of this Agreement, the granting of Conversion Options or Asset Purchase Options under this Agreement require the consent, permission, waiver, authorization of any third party or the approval, permission, or exemption of any government agency, or register or record with any government agency (if required by laws), Party C will try its best to assist in meeting the above conditions. In addition, in order to maintain Party C’s ownership of assets, and to make the transactions described in this Agreement effective, and to realize the transfer of equity or assets to Party A or its designated entities or individuals under this Agreement, Party C needs to sign all required documents and take all required actions.

7.2 Without the prior written consent of Party A, Party C shall not transfer or dispose of any Option Equity or place any security rights or any other third party rights on any Option Equity in any other way. Moreover, without the prior written consent of Party A, Party C will not sell, transfer or otherwise dispose of any Company Assets, or allow Party C to set any encumbrances on any assets.

7.3 Party C shall not carry out or allow any behavior or action that may adversely affect the due benefits of Party A under this Agreement.

7.4 Without the prior written consent of Party A, Party C will not increase or decrease the Registered Capital or otherwise change the structure of the Registered Capital of the company at any time after the signing of this Agreement, and will not supplement, change or modify the articles of association of Party C in any form.

7.5 Without the prior written consent of Party A, Party C shall not merge or associate with any party, or acquire any party or invest in any party.

7.6 Without the prior written consent of Party A, Party C shall not declare or distribute dividends to its shareholders in any way.

7.7 Party C shall maintain its existence in accordance with sound financial and commercial standards and practices, and prudently and effectively operate its business and handle affairs.

7.8 Party C shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration, administrative procedure or government investigation or behavior that affects the registered capital or the assets, business or income of Party C. Without the prior written consent of Party A, Party C shall not settle on its own.

7.9 In order to maintain Party C’s ownership of all of its Company Assets, Party C needs to sign all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints, or make necessary and appropriate defenses against all claims.

7.10 Without the prior written consent of Party A and except for contracts signed in the normal course of business, Party C shall not terminate any Major Agreement signed by Party C, or sign any other agreements that conflict with existing Major Agreements, or sign any Major Agreement newly. (For the purposes of this paragraph, if the value of an agreement exceeds RMB [100,000], it shall be regarded as a Major Agreement);

7.11 Without the prior written consent of Party A, Party C shall not lend to any third party.

7.12 Party C shall strictly abide by its obligations under each contract signed between Party C and Party A.

Article 8: Confidentiality

8.1 Regardless of whether this Agreement has been terminated, Party B shall be obliged to keep confidential the following information:

(i) The signing and performance of this Agreement and the content contained in this Agreement;

(ii) The business secrets, proprietary information, and customer information about Party A that are known to or received by Party B because of signing and performing this Agreement;

And (iii) The trade secrets, proprietary information, and customer information that Party B has known or received as a shareholder of Party C. (hereinafter collectively referred to as “Confidential Information”)

However, the following information is excluded:

(a) Information in the public domain (not due to unauthorized disclosure by either party);

(b) Information required to be disclosed due to applicable laws or regulations, the rules of any stock exchange, or the order of a competent government agency or court;

Or (c) Information that needs to be disclosed by each Party to its legal counsel or financial advisor in relation to the proposed transaction in this Agreement. The premise is that the legal adviser or financial adviser must comply with confidentiality obligations similar to this Article.

Party B may only use the Confidential Information for the purpose of fulfilling its obligations under this Agreement. Without the written permission of Party A, Party B shall not disclose the above-mentioned Confidential Information to any third party, otherwise it shall be liable for breach of contract and compensate related losses.

8.2 After the termination of this Agreement, upon a reasonable request made by Party A, Party B shall return, destroy or otherwise process all documents, materials or software containing Confidential Information, and stop using such Confidential Information.

8.3 Despite of other provisions of this Agreement, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

Article 9: Validity

This Agreement will take effect from the day when all Parties formally sign/stamp it, and will terminate after all Option Equity and Transfer of Assets are transferred to Party A and/or other entities or individuals designated by this Agreement in accordance with the provisions of this Agreement.

Article 10: Notice

10.1 Any notices, requests, requests and other communications made in response to or in accordance with this Agreement shall be delivered to the relevant parties in writing.

10.2 If the above notice or communication is sent by fax or telex, it shall be deemed to be served as soon as it is sent; if it is sent in person, it shall be deemed to have been served as soon as it is delivered in person; if it is sent by post, it will be deemed to have been delivered five (5) days after posting.

Article 11: Default Responsibility

11.1 The Parties agree and confirm that if any Party (hereinafter referred to as the “Defaulting Party”) materially violates any article under this Agreement, or materially fails to perform any of its obligations under this Agreement, the party shall be deemed to have constituted a breach of contract under this Agreement (hereinafter referred to as “Default”). In this case, the observant party shall have the right to request the Defaulting Party to make corrections or take remedial measures within a reasonable time limit. If the Defaulting Party fails to make corrections or take remedial measures within a reasonable time limit or within 15 days after the Observant Party has notified the Defaulting Party in writing and requested corrections, the Observant Party has the right to require the Defaulting Party to perform its obligations under this Agreement and request the Defaulting Party to pay all damages. For the avoidance of doubt, each investor shareholder should only be liable for compensation to the extent of the equity of Party C it holds.

11.2 All Parties agree and confirm that without the written consent of the Parties, under no circumstances shall each party request the termination of this Agreement for any reason.

11.3 Despite the other provisions of this Agreement, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

Article 12: Miscellaneous

12.1 The Agreement is in Chinese, and it can be signed in one copy or several duplicated copies. Each duplicated copy shall be deemed as the original copy, but all duplicated copies shall jointly constitute one and same Agreement. As to the effectiveness of the Agreement, the signature in fax and email shall constitute the original copy.

12.2 The conclusion, effectiveness, performance, modification, explanation and termination of the Agreement is subject to the Chinese Laws.

12.3 Any Dispute generated by signing the Agreement or related to the Agreement (hereafter named as the “Dispute” for short) shall be solved by various Parties through friendly negotiation. It is required to notify timely the other party the Dispute and its property. If the Dispute is unable to be solved within sixty (60) days after notifying the Dispute, any Party can submit the Dispute to the People’s Court of the signing place for lawsuits. In dispute solving period, various Parties shall continue to perform the rest Articles except the Dispute. As the property guarantee of implementation measures, if requested by the Dispute Party, the court with the governing power shall make a judgment or decision to provide temporary relief measures to the Dispute Party in the proper conditions allowed by the law, such as the detaining or freezing of the property of the Defaulting Party or the company’s equity. In addition to the Chinese court, Hong Kong court, Caymans Court and Bermuda Court shall also be considered to have the governing force to the Agreement.

12.4 No right, power or remedy to each Party by any provision of the Agreement shall eliminate the rest right, power or remedy according to the law and other provisions under the Agreement, and the exercise of one Party to its right, power or remedy shall not eliminate the exercise of other rights, powers or remedies it enjoys.

12.5 The non-performance or postponing of one Party to the due right, power or remedy according to this Agreement (hereafter named as the “Right of the Party” will not result in the waive of the Party to the corresponding right. In addition, any partial waive of any right shall not eliminate the exercise of the Party to the right in other formats or the exercise of the rest Rights of the Party.

12.6 The headlines of each Article in the Agreement are only set for index. In none conditions, the headline could be used or affect the explanation of the corresponding Article.

12.7 Each Article of this Agreement can be separated and independent to the rest Article. If any or several Articles of the Agreement become invalid, illegal or unable to be performed at any time, the effectiveness, legality and performance of the rest Articles of the Agreement will not be affected.

12.8 This Agreement constitutes the complete and sole agreement reached by various Parties to the Agreement. Once signed, it will replace any written or oral agreement, contract, understanding and correspondence reached by the various Parties on the same theme ahead of time. On the date of signing this Agreement, the Original Agreement shall be terminated and be replaced by the Agreement immediately. Any modification and supplementary to the Agreement shall be made in writing, and shall become effective after being properly signed by various Parties.

12.9 Without obtaining the prior written consent of Party A, neither Party B nor Party C may transfer any of their rights and/or obligations under this Agreement to any third party. Party A has the right to transfer any rights and/or obligations under this Agreement to any third party designated by Party A after notifying Party B and Party C.

12.10 This Agreement has a binding force on the legal successors and authorized assignees of all Parties.

[No text below]

[Signing Page]

This is to certify that the Exclusive Call Option Agreement is signed by the below Parties on the date and at the place stipulated at the beginning of the Agreement.

Party C:

Company: Haluo Inclusive Technology Co., Ltd. (seal)

Signature:	/s/Yang Lei
Name: Yang Lei
Position:

[Signing Page]

This is to certify that the Exclusive Call Option Agreement is signed by the below Parties on the date and at the place stipulated at the beginning of the Agreement.

Party A:

Company: Shanghai Haluo Corporate Development Co., Ltd. (seal)

Signature:	/s/Chen Xiaodong
Name: Chen Xiaodong
Position:

[Signing Page]

This is to certify that the Exclusive Call Option Agreement is signed by the below Parties on the date and at the place stipulated at the beginning of the Agreement.

Party B:

Shanghai Yunxin Venture Capital Co., Ltd. (seal)

[Signing Page]

This is to certify that the Exclusive Call Option Agreement is signed by the below Parties on the date and at the place stipulated at the beginning of the Agreement.

Party B:

Ningbo Chiying Investment Management Partnership (Limited Partnership) (seal)

Signature:	/s/Yang Lei
Name: Yang Lei
Position:

Shanghai Sangjing Enterprise Management Center (seal)

Signature:	/s/Yang Lei
Name: Yang Lei
Position:

[Signing Page]

This is to certify that the Exclusive Call Option Agreement is signed by the below Parties on the date and at the place stipulated at the beginning of the Agreement.

Party B:

Ningbo Shixian Investment Management Partnership (Limited Partnership) (seal)

Signature:	/s/Jiang Wei
Name:	Jiang Wei
Position:

Shanghai Luowen Business Information Consulting Center (seal)

Signature:	/s/Jiang Wei
Name:	Jiang Wei
Position:

[Signing Page]

This is to certify that the Exclusive Call Option Agreement is signed by the below Parties on the date and at the place stipulated at the beginning of the Agreement.

Party B:

Ningbo Xinqianshun Investment Management Partnership (Limited Partnership) (seal)

Signature:	/s/Li Kaizhu
Name:	Li Kaizhu
Position:

Shanghai Jizhu Enterprise Management Center (seal)

Signature:	/s/Li Kaizhu
Name:	Li Kaizhu
Position:

[Signing Page]

This is to certify that the Exclusive Call Option Agreement is signed by the below Parties on the date and at the place stipulated at the beginning of the Agreement.

Party B:

Shanghai Fugu Enterprise Management Center (Limited Partnership) (seal)

Signature:	/s/Peng Jun
Name:	Peng Jun
Position:

Shanghai Jindan Enterprise Management Center (Limited Partnership) (seal)

Signature:	/s/Peng Jun
Name:	Peng Jun
Position:

Shanghai Shezhen Enterprise Management Center (Limited Partnership) (seal)

Signature:	/s/Peng Jun
Name:	Peng Jun
Position:

Shanghai Yunxi Enterprise Management Center (Limited Partnership) (seal)

Signature:	/s/Peng Jun
Name:	Peng Jun
Position:

[Signing Page]

This is to certify that the Exclusive Call Option Agreement is signed by the below Parties on the date and at the place stipulated at the beginning of the Agreement.

Party B:

Youon Technology Co., Ltd.

Signature:	/s/Sun Jisheng
Name:	Sun Jisheng
Position:

[Signing Page]

This is to certify that the Exclusive Call Option Agreement is signed by the below Parties on the date and at the place stipulated at the beginning of the Agreement.

Party B:

Ningbo Junxing Investment Management Partnership (Limited Partnership)

Signature:	/s/Han Mei
Name:	Han Mei
Position:

Shanghai Pandai Enterprise Management Center (seal)

Signature:	/s/Han Mei
Name:	Han Mei
Position:

[Signing Page]

This is to certify that the Exclusive Call Option Agreement is signed by the below Parties on the date and at the place stipulated at the beginning of the Agreement.

Party B:

Ningbo Juying Zhumei Investment Management Partnership (Limited Partnership) (seal)

Signature:	/s/Chen Xiaodong
Name:	Chen Xiaodong
Position:

Annex II:

Basic Condition of Party C

Company name: Haluo Inclusive Technology Co., Ltd.

Registered address: Building E, Xinlong Lake Water Street, No. 5, Chongyi South Road, Xinqiao Town, Xinbei District, Changzhou City, Jiangsu Province, China

Registered Capital: RMB 42,999,849

Legal representative: Yang Lei

Ownership structure: as shown below

Shareholder name	Contribution(RMB)	Shareholding proportion
Youon Technology Co., Ltd.	10,000,000	23.2559%
Shanghai Yunxin Venture Capital Co., Ltd.	15,453,500	35.9385%
Ningbo Chiying Investment Management Partnership (Limited Partnership)	8,127,035	18.9001%
Shanghai Sangjing Enterprise Management Center	277,011	0.6442%
Ningbo Junxing Investment Management Partnership (Limited Partnership)	679,369	1.5799%
Shanghai Pandai Enterprise Management Center	277,011	0.6442%
Ningbo Shixian Investment Management Partnership (Limited Partnership)	474,940	1.1045%
Shanghai Luowen Business Information Consulting Center	277,011	0.6442%
Ningbo Xinqianshun Investment Management Partnership (Limited Partnership)	335,210	0.7796%
Shanghai Jizhu Enterprise Management Center	277,011	0.6442%
Shanghai Juying Zhumei Investment Management Partnership (Limited Partnership)	5,655,387	13.1523%
Shanghai Fugu Enterprise Management Center (Limited Partnership)	291,591	0.6781%
Shanghai Jindan Enterprise Management Center (Limited Partnership)	291,591	0.6781%
Shanghai Shezhen Enterprise Management Center (Limited Partnership)	291,591	0.6781%
Shanghai Yunxi Enterprise Management Center (Limited Partnership)	291,591	0.6781%
Total	42,999,849	100%

Annex III:

Format of Exercise Notice

To: [Existing Shareholders]

Whereas, we have signed an Exclusive Call Option Agreement (the “Option Agreement”) with your company and Haluo Inclusive Technology Co., Ltd. (the “Company”) on        .The Parties agree that under the conditions permitted by Chinese laws and regulations, your company shall transfer the equity held by your company in the Company to us or any third party designated by us in accordance with our requirements.

Therefore, we hereby issue this notice to your company as follows:

We hereby requests the exercise of the Conversion Option under the Option Agreement, and we/the [     ] [company/personal name] designated by us will transfer [     ]% of the Company’s equity held by your company (the “Equity Proposed to be Accepted” ). After receiving this notice, your company shall transfer all the Equity Proposed to be Accepted to us/[designated company/personal name] in accordance with the Option Agreement on        .

Best wishes,

Shanghai Haluo Corporate Development Co., Ltd.
(seal)
(authorized representative)
(date)

Annex IV :

Format of Exercise Notice

To: Haluo Inclusive Technology Co., Ltd.

Whereas, we have signed an Exclusive Call Option Agreement (the “Option Agreement”) with your company and various shareholders of your company on        .The Parties agree that under the conditions permitted by Chinese Laws, your company shall transfer the assets held by your company to us or any third party designated by us in accordance with our requirements.

Therefore, we hereby issue this notice to your company as follows:

We hereby request the exercise of the Asset Purchase Option under the Option Agreement, and we/the [     ] [company/personal name] designated by us will accept all assets listed in the list (the “Asset Proposed to be Accepted”). After receiving this notice, your company shall immediately transfer all the Assets Proposed to be Accepted to us/[designated company/personal name] in accordance with the Option Agreement.

Best wishes,

Shanghai Haluo Corporate Development Co., Ltd.
(seal)
(authorized representative)
(date)